EXHIBIT 23(a)


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated
February 10, 1995
included in AlaTenn Resources, Inc.'s Form 10-K for the year ended
December 31,
1994 and to all references to our firm included in this registration statement.


                                   ARTHUR ANDERSEN LLP



Atlanta, Georgia
July 25, 1995